SUPPLEMENT DATED FEBRUARY 17, 2012 TO PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED FOR

Strategic Variable Life®

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Effective April 27, 2012 at the close of the New York Stock Exchange, certain MML Funds will be liquidated, and the liquidation proceeds will be reinvested in the MML Money Market Fund (Initial Class) as detailed below. Note you may transfer your account value out of these investment options prior to their liquidation.

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The MML NASDAQ-100® and MML Emerging Growth Funds will be liquidated and will no longer be available investment options. Any policy value allocated to either of the corresponding investment divisions of the separate account on April 27, 2012 will be liquidated and reinvested in the MML Money Market division on April 27, 2012.

•	A written confirmation statement will be sent to all affected policy owners.

Impact on Systematic Programs and Future Premium Payments

Note you may change your systematic program elections and future premium allocations prior to the liquidation date by completing the appropriate forms and submitting them in good order to our Administrative Office.

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If you have selected either of the investment divisions noted above as an investment option in the Automated Account Value Transfer program, we will replace them with the MML Money Market division after April 27, 2012. If the investment divisions to be liquidated are the only investment options elected in the Automated Account Value Transfer program on April 27, 2012, the program will terminate. You may submit a new Automated Account Value Transfer program request at any time.

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Effective April 27, 2012 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to either of the investment divisions noted above, we will allocate the premium to the MML Money Market division.

There are no other changes being made at this time.

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

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